UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

Property Solutions Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40087	85-3851769
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

654 Madison Avenue, Suite 1009 New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 502-9845

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one- fourth of one Warrant to acquire one share of Class A common stock	PSAGU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PSAG	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PSAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 8, 2021, Property Solutions Acquisition Corp. II (the “Company”) consummated an initial public offering (the “IPO”) of 30,000,000 units (the “Public Units”) at an offering price of $10.00 per Unit and private placements with Property Solutions Acquisition Sponsor II, LLC (the “Sponsor”) and EarlyBirdCapital, Inc., the representative of the several underwriters (the “Representative”) of 655,000 private placement units and 150,000 private placement units, respectively (collectively, the “Private Units” and together with the Public Units, the “Units”), at a purchase price of $10.00 per Unit (the “Private Placements”). Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-fourth of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The net proceeds from the IPO, together with certain of the proceeds from the Private Placements, totaling $300,000,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of March 8, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of March 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021

Property Solutions Acquisition Corp. II

By:	/s/ Jordan Vogel
Name:	Jordan Vogel
Title:	Co-Chief Executive Officer